UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation (State or other jurisdiction of incorporation)	0-50231 (Commission File Number)	52-0883107 (IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC (Address of principal executive offices)	20016 (Zip Code)

Registrant’s telephone number, including area code: 202-752-7000

Item 5. Other Events.

     On October 16, 2003, Fannie Mae (formally, the Federal National Mortgage Association), issued its monthly financial summary release for the month of September 2003, a copy of which is filed as Exhibit 99.2 to this Report, and which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

An index to exhibits has been filed as part of this Report immediately following the signature page, and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

     On October 16, 2003, Fannie Mae issued a press release relating to the Company’s earnings for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this Report, and is incorporated herein by reference.

     This information furnished under “Item 12. Results of Operations and Financial Condition”, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Leanne G. Spencer

Leanne G. Spencer
Senior Vice President and Controller

Date: October 16, 2003

EXHIBIT INDEX

     The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Press release issued by Fannie Mae on October 16, 2003, relating to earnings for the third quarter of fiscal year 2003.

99.2	Monthly summary release for September 2003 issued by Fannie Mae on October 16, 2003.